EXHIBIT A.2
FIRST AMENDMENT


FIRST AMENDMENT dated as of April 30, 1993 (this "First Amendment") to the Credit Agreement dated as of February 11, 1992 among Bankers Trust Company, not in its individual capacity but solely as trustee of the Niantic Bay Fuel Trust under the Trust Agreement dated as of January 4, 1982, as amended and restated by the Amendment to and Restatement of Trust Agreement dated as of February 11, 1992, between it, State Street Bank and Trust Company of Connecticut, National Association (which is the successor trustor to The New Connecticut Bank and Trust Company, National Association, as assignee of the Federal Deposit Insurance Corporation, as receiver of The Connecticut Bank and Trust Company, National Association), as Trustor, and The Connecticut Light and Power Company and Western Massachusetts Electric Company, as Beneficiaries, each of the financial institutions party thereto, and The First National Bank of Chicago, as agent for such financial institutions (the "Existing Credit Agreement").

The parties hereto wish to amend the Existing Credit Agreement in certain respects and accordingly hereby agree as follows:

1. Definitions. Unless the context otherwise requires, all terms used herein which are defined in the Existing Credit Agreement shall have the meanings assigned to them therein.

2. Amendments to Existing Credit Agreement. Upon the satisfaction of the conditions precedent set forth in Section 4 of this First Amendment but effective as of February 19, 1993, the Existing Credit Agreement shall be amended as follows:

(a) Article I of the Existing Credit Agreement shall be amended by deleting in its entirety the definition of "Maturity Date" set forth therein and substituting in lieu thereof the following new definition of "Maturity Date":

"'Maturity Date' means February 19, 1996 or such later date as may be determined pursuant to Section 2.5.6."

(b) Section 2.5.6 of the Existing Credit Agreement shall be amended by deleting it in its entirety and substituting in lieu thereof the following new Section 2.5.6:

"2.5.6. Extension of Maturity Date. The Trustee may, during the period beginning on January 1 of each year and ending on March 31 of each year (each such period being hereinafter referred to as an "Extension Request Period"), execute and deliver to the Bank Agent an Extension Letter in the form of Exhibit "F" hereto, with appropriate insertions, requesting that the Maturity Date be extended to the date one year after the then existing Maturity Date (the May 31st immediately following the expiration of any Extension Request Period being hereinafter referred to as the "Extension Deadline" with respect to any Extension Letter delivered to the Bank Agent during such Extension Request Period). The Bank Agent shall promptly after its receipt Extension Letter distribute counterparts thereof to the Banks. Each Bank may, in its sole and absolute discretion and without any obligation whatsoever to do so, execute such Extension Letter and return a counterpart thereof to the Bank Agent. Upon the Bank Agent's receipt prior to the applicable Extension Deadline of counterparts of an Extension Letter executed by all of the Banks (after giving effect to any substitution of Banks provided for herein), the then current Maturity Date shall be extended by one year to the new Maturity Date specified in such Extension Letter. Any Bank which fails to execute and return to the Bank Agent a counterpart of any Extension Letter within 30 days after its receipt thereof shall be deemed to have denied the request contained therein. If any Bank denies, or is deemed to have denied, a request by the Trustee to extend the Maturity Date, the Trustee may at any time prior to the applicable Extension Deadline require such Bank to transfer all its rights and obligations hereunder to another financial institution selected by the Trustee with the consent of the Bank Agent (which consent shall not be unreasonably withheld) and willing to participate in this Credit Agreement (as extended pursuant to the relevant Extension Letter) in place of such Bank. All accrued and unpaid principal, interest and fees with respect to such Bank's Commitment and Loans shall be due and payable by the Trustee to such Bank upon such transfer. Notwithstanding any such transfer, the obligations of the Trustee under Sections 3.1, 3.3 and 9.7 shall survive any such transfer and be enforceable by such Bank."

3. Representations and Warranties. The Trustee hereby confirms, reaffirms and restates as of the Effective Date (as defined in Section 4 of this First Amendment) the representations and warranties set forth in Article V of the Existing Credit Agreement provided that such representations and warranties shall be and hereby are amended as follows: each reference therein to "this Credit Agreement" shall be deemed to be a collective reference to the Existing Credit Agreement, this First Amendment and the Existing Credit Agreement as amended by this First Amendment.

4. Conditions Precedent. This First Amendment and the provisions contained herein shall become effective as of February 19, 1993 on the date (the "Effective Date") when all of the following conditions precedent shall have been satisfied:

(a) This First Amendment shall have been duly executed and delivered by the Bank Agent and the Trustee on one or more counterparts and all the Banks shall have signed a counterpart or counterparts hereof and notified the Bank Agent by telex or telecopy that such action has been taken and that such executed counterpart or counterparts will be mailed or otherwise delivered to the Bank Agent.

(b) (i)   The representations and warranties of the Trustee contained in
Article V of the Existing Credit Agreement, in the Depositary Agreement, and in the Trust Agreement shall be true and correct in all material rents on and as of the Effective Date with the same effect as if made on and as of the Effective Date, (ii) no Event of Default, Unmatured Event of Default or Event of Termination shall be in existence on the Effective Date or shall occur as a result of the execution and delivery of this First Amendment, and (iii) each of the Basic

Agreements shall be in full force and effect without amendment or modification, except as approved in writing by the Bank Agent and the Required Banks.

(c) The representations and warranties of the Lessees contained in Sections 2 and 35 of the Lease Agreement shall be true and correct in all material respects on and as of the Effective Date with the same effect as if made on and as of the Effective Date.

(d) The Trustee and the Bank Agent shall have received a certificate of the Lessees in substantially the form of Exhibit "A" hereto, appropriately completed and signed by a Vice President, Treasurer or Assistant Treasurer of each Lessee.

5. Effect on the Existing Credit Agreement. Except as expressly amended hereby, of the representations, warranties, terms, covenants and conditions of the Existing Credit Agreement and the Bank Notes (a) shall remain unaltered, (b) shall continue to be, and shall remain, in full force and effect in accordance with their respective terms, and (c) are hereby ratified and confirmed in all respects. Upon the effectiveness of this First Amendment, all references in the Existing Credit Agreement (including references in the Existing Credit Agreement as amended by this First Amendment) to "this Credit Agreement" (and all indirect references such as "hereby," "herein," "hereof," and "hereunder") shall be deemed to be references to the Existing Credit Agreement as amended by this First Amendment.

6. Expenses. The Trustee shall reimburse the Bank Agent for any and all reasonable costs, internal charges and out-of-pocket expenses (including attorneys' fees and time charges of attorneys for the Bank Agent, which attorneys may be employees of the Bank Agent) paid or incurred by the Bank Agent in connection with the preparation, review, execution and delivery of this First Amendment.

7. Entire Agreement. This First Amendment, the Existing Credit Agreement as amended by this First Amendment, and the Bank Notes embody the entire agreement and understanding between the parties hereto and supersede any and all prior agreements and understandings between the parties hereto relating to the subject matter hereof.

8. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

9. Counterparts. This First Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this First Amendment by signing any such counterpart.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first above written.

BANKERS TRUST COMPANY,
not in its individual capacity but solely as trustee of the Niantic Bay Fuel Trust under the Trust
Agreement dated as of January 4, 1982, as amended and restated by the Amendment to and Restatement of Trust Agreement dated as of February 11, 1992, between it and the Trustor and the Beneficiaries named therein

By:

Title:     ASSISTANT VICE PRESIDENT


THE FIRST NATIONAL BANK OF CHICAGO,
Individually and as Bank Agent

By:

Title:     VICE PRESIDENT


THE BANK OF NEW YORK

By:

Title:


THE FIRST NATIONAL BANK OF BOSTON

By:

Title:


THE BANK OF NOVA SCOTIA

By:

Title:


BANK OF MONTREAL

By:

Title:


BARCLAYS BANK PLC

By:

Title:


CIBC, INC.

By:

Title:


THE TORONTO-DOMINION BANK

By:

Title:


THE BANK OF CALIFORNIA, N.A.

By:

Title:


MELLON BANK, N.A.

By:

Title:


SWISS BANK CORPORATION

By:
     James J. McDevitt
     Director
     Merchant Banking

Title:


By:
     Darryl M. Monasebian
     Associate Director
     Merchant Banking

Title: